PMC-SIERRA, INC.

               1998 PMC-SIERRA (MARYLAND), INC. STOCK OPTION PLAN


        1. Purposes of the Plan. The purposes of this 1998 PMC-Sierra (Maryland), Inc. Stock Option Plan are to provide for the substitution of stock options granted pursuant to the 1996 Stock Plan of Integrated Telecom Technology, Inc. ("IgT"), and to retain the best available personnel for positions of substantial responsibility, and to promote the success of the Company's business.

               Options granted under the Plan may be Incentive Stock Options or be Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

               (c)     "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f)     "Common Stock" means the common stock of the Company.

               (g)     "Company" means PMC-Sierra, Inc., a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i)     "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any bona-fide leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Unless provided otherwise in the Option Agreement, if reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;


                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t)     "Option   Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option.

               (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1998 PMC-Sierra (Maryland), Inc. Stock Option Plan.

               (y)      "Service   Provider"  means  an  Employee  including  an
Officer, Consultant or Director.

               (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Two Hundred Fourteen Thousand Four Hundred Fourteen (214,414) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

        4.     Administration of the Plan.

               (a) Administration. The Plan shall be administered by (i) the Board or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i)    to  determine  the Fair Market Value of the Common
Stock;

                       (ii) to select the Service Providers to whom Options may be granted hereunder;

                       (iii) to determine whether and to what extent Options are granted hereunder;

                       (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                       (v) to approve forms of agreement for use under the Plan;

                       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                       (viii) to institute an Option Exchange Program;

                       (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (xi) to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                       (xiii) to determine the terms and restrictions applicable to Options;

                       (xiv) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                       (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5.     Eligibility. Options may be granted to Service Providers.

        6. Limitation. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for ten (10) years, unless sooner terminated under Section 14 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement.

        9.     Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

                       (i)   cash;

                       (ii)  check;

                       (iii) promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

                       (viii) any  combination  of  the  foregoing   methods  of
payment.

        10.    Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Option Agreement, and only to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11. Non-Transferability of Options.Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Administrator.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall (i) be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) upon written notice the to Optionees, provide that all outstanding Options must be exercised, to the extent then exercisable or be exercisable as a result of the merger or asset sale, within a specified number of days of the date of such notice, at the end of which notice period, outstanding Options shall terminate, or (iii) terminate all outstanding Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (to the extent then exercisable or be exercisable as a result of the merger or asset sale) over the exercise price thereof.

               For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock, immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

        15.    Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.